                                                                    EXHIBIT 10.2

                               CREDIT AGREEMENT
                               ----------------


     This Credit Agreement (the "Credit Agreement"), dated as of ___________, 1997, is by and between Equality Savings and Loan Association Employee Stock Ownership Plan Trust (the "Borrower") and Equality Bancorp, Inc. (the "Lender").

     WHEREAS, the Borrower is authorized to borrow money to purchase shares of stock of the Lender; and

     WHEREAS, the Lender has agreed, subject to the terms and conditions provided herein, to lend the aggregate sum of $________ to the Borrower for the purpose of providing the funds necessary for the Borrower to purchase stock from the Lender in the subscription and community offering registered under the Securities Act of 1933, as amended, made by the Lender in connection with the Conversion and Reorganization (as hereinafter defined);

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                   ---------

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

     1.1.  Definitions.  As used in this Credit Agreement or in any other
           -----------
documents made or delivered pursuant hereto, unless the context shall otherwise require, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

           "Association" means Equality Savings and Loan Association, F.A., a
            -----------
federally-chartered capital stock savings association. Upon the consummation of the Conversion and Reorganization, the Association will change its name to Equality Savings Bank, FSB.

           "Borrower" means the Equality Savings and Loan Association Employee
            --------
Stock Ownership Plan Trust, created by ESOP Trust Agreement (as hereinafter defined).

           "Closing Date" means ______________, 1997.
            ------------

           "Code" means the Internal Revenue Code of 1986, as amended from time
            ----
to time, including any regulations related thereto.

           "Conversion and Reorganization" means the transaction pursuant to
            -----------------------------
which (i) the Association will become a wholly-owned subsidiary of the Lender, and (ii) all of the outstanding capital stock of the Association will be exchanged for shares of Lender Stock (as hereinafter defined), and (iii) the Lender will sell in a public offering a maximum of ___________ shares of Lender Stock.

           "Credit Agreement" means this Credit Agreement and all amendments,
            ----------------
modifications, and supplements hereto.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as
            -----
amended from time to time, including any regulations related thereto.

           "ESOP Plan" means the Equality Savings and Loan Association Employee
            ----
Stock Ownership Plan effective as of January 1, 1993, as amended from time to time, and any successor plan thereto.

           "ESOP Trust Agreement" means the Trust Agreement creating the
            --------------------
Borrower entered into on September 23, 1993, effective as of January 1, 1993, by and between the Association and the Trustees, as amended from time to time.

           "Event of Default" means any of the acts, conditions, or events
            ----------------
described in Section 7.1.

           "Lender" means Equality Bancorp, Inc., a corporation organized under
            ------
the laws of the State of Delaware, and its successors and assigns.

           "Lender Stock" means the common stock, par value $0.01 per share,
            ------------
issued by the Lender and any other class of "qualifying employer securities" (within the meaning of Section 4975(e)(8) of the Code) that may be approved by the Lender in writing for purchase by the Borrower.

           "Loan" means the Loan described in Section 2.1.
            ----

           "Loan Documents" means collectively, this Credit Agreement, the Note,
            --------------
the Pledge Agreement, and all other documents, certificates, and instruments executed in connection herewith or therewith.

           "Note" means the note described in Section 2.2.
            ----

           "Obligations" means the obligations of the Borrower: (i) to pay
            -----------
principal of and any interest on the Note, and (ii) to pay or perform all other obligations to the Lender under this Credit agreement, the Note, the Pledge Agreement, and any other Loan Document, each as now existing or hereafter amended (including, without limitation, obligations hereunder and thereunder to reimburse advances and expenses, pay costs of collection and enforcement including attorneys' fees, and pay other reasonable fees and expenses).

           "Person" means an individual, corporation, partnership, joint
            ------
venture, trust, unincorporated organization, federal, state, or local government or any federal, state, or local governmental instrumentality, body, department, agency, commission, board, or bureau.

           "Plan Administrator" means the Committee that administers the ESOP
            ------------------
Plan pursuant to Section 12 of the ESOP Plan.

           "Pledge Agreement" means the Pledge and Security Agreement in the
            ----------------
form of Exhibit B attached hereto to be executed by the Borrower in favor of the Lender on the Closing Date pursuant to which the Borrower will pledge to the Lender the Pledged Collateral.

           "Pledged Collateral" is defined in the Pledge and Security Agreement.
            ------------------

           "Shares" means an aggregate of __________ shares of Lender Stock to
            ------
be acquired by the Borrower with the proceeds of the Loan.

           "Trustee" means Kenneth J. Hrdlicka, Stacey W. Braswell and Daniel C.
            -------
Aubuchon and their successors and assigns as trustee under the ESOP Trust Agreement.

     1.2.  Accounting Terms and Principles.  All accounting terms, unless
           -------------------------------
otherwise specifically defined herein, shall be construed in accordance with generally accepted accounting principles consistently applied from year to year, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.


                                  ARTICLE II
                                  ----------

                                     LOAN
                                     ----

     2.1.  Loan.  Subject to the terms and conditions of this Credit Agreement,
           ----
the Lender agrees to make a term loan (the "Loan') to the Borrower in the principal amount of ________________________ ($____________). The Lender shall make the principal amount of the Loan available to the Borrower on the Closing Date.

     2.2.  Note.  The Loan shall be evidenced by a note (the "Note") in the form
           ----
of Exhibit A attached hereto.

     2.3.  Prepayment.  Subject to the conditions and restrictions contained
           ----------
herein, the Borrower may prepay the Note at any time, in whole or in part, without premium or penalty, on at least three business days' prior written notice to the Lender, specifying the date and the amount of prepayment, and upon the payment of accrued but unpaid interest on the amount prepaid to the date of such prepayment. Partial prepayments on the Note shall be in an aggregate principal amount of at least $1,000.00 and shall be applied on account of the installments of principal of the Note in the inverse order of their stated maturities. Prepayments on the Note shall not in any way alter or suspend any obligation of the Borrower under this Credit Agreement except to the extent that such prepayments result in a credit against payments on the Note, as provided above, and the Borrower shall continue to perform and be responsible for the performance of all of the terms and provisions of this Credit Agreement.

     2.4.  Application of Payments.  All payments received by the Lender shall
           -----------------------
be applied first to the payment of any interest (including interest on overdue principal and, to the extent permitted by law, on interest then due), second to the payment of any other amount (other than principal) then due, and third, to the payment of any amount of principal of the Note then due. Prepayments shall be applied in the manner provided in Section 2.3.

     2.5.  Source of Payment. Other sections of this Agreement to the contrary
           -----------------
notwithstanding, the Loan shall be without recourse against the Borrower or the Trustee within the meaning of Treas. Reg. Sec. 54.4975-7(b)(5) and ERISA Reg. Sec. 2550.408b-3(e) and the Lender shall not have any right, for payment of the Loan, to assets of the Borrower or the Trustee other than: (a) the Pledged Collateral; (b) contributions (other than contributions of "employer securities" as defined in Section 409(l) of the Code) to the Borrower to meet its obligations under the Loan; and (c) earnings attributable to the Pledged Collateral and the investment of such contributions.

     2.6.  Payment on Non-Business Days.  Whenever any payment to be made
           ----------------------------
hereunder or under the Note becomes due on a day that is not a business day, the due date for such payment shall be extended to the next succeeding business day, and interest shall continue to accrue during each such extension.


                                  ARTICLE III
                                  -----------

                             CONDITIONS TO LENDING
                             ---------------------

     3.1.  Conditions to Lending.  The Lender shall not be required to make the
           ---------------------
Loan unless and until all of the following documents, each in form and substance satisfactory to the Lender and its counsel, have been delivered to the Lender:

           (a) The fully executed Note;

           (b) The fully executed Pledge Agreement together with all certificates, assignments, powers, instruments, and other documents required to be delivered pursuant thereto in the form required by the Pledge Agreement;

           (c) A copy, certified by the Trustee and appropriate officers of the Association, of the ESOP Trust Agreement and a copy, certified by appropriate officers of the Association, of the ESOP Plan; and

           (d) Such other documents, instruments, and certificates as the Lender may reasonably require.


                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Lender to enter into this Credit Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender as follows:

     4.1.  Power and Authority.  The Borrower has all requisite power and
           -------------------
authority to own its properties, to execute, deliver, and perform its obligations under this Credit Agreement, the Note, the Pledge Agreement, and each of the other Loan Documents to which it is a party, and to consummate the transactions contemplated herein and therein.

     4.2.  Credit Authorization. The execution and delivery by the Borrower of
           --------------------
this Credit Agreement, the Note, the Pledge Agreement, and the other Loan Documents to which it is a party and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all requisite action on the part of the Borrower, and no other proceedings on the part of the Borrower are necessary or required in connection therewith under applicable federal or other law or by the ESOP Trust Agreement or the ESOP Plan.

     4.3.  No Conflict.  Neither the execution, delivery, or performance by the
           -----------
Borrower of this Credit Agreement, the Note, the Pledge Agreement, or any other Loan Document, the consummation by the Borrower of the transactions contemplated hereby or thereby, nor the performance by the Borrower of or compliance with the terms and conditions contained herein or therein to be performed or complied with by the Borrower will:

           (a) violate any provision of any law, regulation, or order of any court or other Person applicable to the Borrower, the ESOP Trust Agreement, or the ESOP Plan;

           (b) violate any provision of any indenture, agreement, or other instrument to which the Borrower is a party or by which the Borrower or any of its properties or assets are bound;

           (c) conflict with, result in a breach of, or constitute (with notice, lapse of time, or both) a default under any such indenture, agreement, or other instrument;

           (d) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower in favor of any Person other than the Lender; or

           (e) require the consent of or any notice to or filing with any Person except as otherwise expressly provided herein.

All authorizations, consents, and approvals of any Person required in connection with the execution or delivery by the Trustee of this Credit Agreement, the Note, the Pledge Agreement, or any other Loan Document to which the Borrower is a party or in connection with the performance of the Borrower's obligations hereunder or thereunder have been obtained.

     This Credit Agreement has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with its terms. Upon the execution and delivery of the Note and the Pledge Agreement on the Closing Date, the Note and the Pledge Agreement will constitute the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     4.4.  Litigation.  There is no action, suit, inquiry, investigation, or
           ----------
proceeding pending or, to the knowledge of the Borrower, threatened against of affecting the Borrower or any of its properties or assets in any court or before any arbitrator of any kind or before any Person that may materially adversely affect the Borrower's ability to perform its obligations hereunder or pursuant to the Note or the Pledge Agreement.

     4.5.  Burdensome Agreements. The Borrower is not a party to any indenture,
           ---------------------
loan, or credit agreement or any other agreement, contract, or instrument or subject to any restriction that may reasonably be expected to have an adverse effect on its condition (financial or otherwise) or on its ability to carry out its obligations under this Credit Agreement, the Note, the Pledge Agreement, or any other Loan Document to which it is a party.

     4.6.  No Default.  The Borrower is not in default in the performance,
           ----------
observance, or fulfillment of any of the obligations, covenants, or conditions contained in any contract, agreement, or instrument to which it is a party where such default could have a material adverse effect on the condition (financial or otherwise) of the Borrower, or the ability of the Borrower to comply with the terms and conditions of the ESOP Trust Agreement, this Credit Agreement, the Note, the Pledge Agreement, or any other Loan Document to which it is a party. The Borrower is not in default with respect to any judgment, order, writ, injunction, decree, or award or any rule or regulation of any court or Person where such default, could have a material adverse effect on the condition (financial or otherwise) of the Borrower or the ability of the Borrower to comply with the terms and conditions of this Credit Agreement, the Note, the Pledge Agreement, any other Loan Document to which it is a party, or the ESOP Trust Agreement. Neither any Event of Default nor any act, condition, or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, now exists.

     4.7.  Use of Proceeds of the Loan. All proceeds of the Loan will be used by
           ---------------------------
the Borrower solely to purchase the Shares. All Shares purchased with the proceeds of the Loan will be "qualifying employer securities" within the meaning of Section 4975(e)(8) of the Code for the Borrower.

     4.8.  Pledged Collateral.  The execution and delivery of the Pledge
           ------------------
Agreement and the delivery of the Pledged Collateral thereunder will create a valid and perfected first priority security interest and lien in and to the Pledged Collateral covered thereby in favor of the Lender securing the payment of all obligations purported to be secured thereby.

     4.9.  Accuracy  of  Statements.  All statements, representations, and
           ------------------------
warranties made by the Borrower and the Plan Administrator in this Credit Agreement and in any other agreement, document, certificate, or instrument delivered or to be delivered by or on behalf of the Borrower under this Credit Agreement are and shall be true, correct, and complete on the date made and on and as at the Closing Date, and no information has been or will be omitted therefrom that would make any of them misleading or incomplete as at each such date. It is understood by the Borrower that each of such statements, representations, and warranties shall be deemed to have been relied on by the Lender as a material inducement to making the Loan.

     4.10  (a). Purchase Price of the Shares.  The consideration paid by the
                ----------------------------
Borrower for the Shares purchased with the proceeds of the Loan will not exceed "adequate consideration" as defined in Section 3(18) of ERISA. Unless otherwise permitted by law, no purchases of Lender Stock have been made by the Borrower from a person who is a "party in interest" or a "disqualified person" as such terms are defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code, respectively, in which purchases the Borrower was charged any "commissions" as defined in Reg. Sec. 2550.408e(e).

     4.11. Status of Borrower.  The Plan Administrator represents that:
           ------------------

           (a) The Borrower is a trust established by the ESOP Trust Agreement and pursuant to the ESOP Plan and is exempt from federal income taxation under Section 501(a) of the Code;

           (b) The ESOP Plan is an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code;

           (c) The ESOP Trust Agreement and the ESOP Plan in the forms heretofore submitted to the Lender have been duly authorized and executed by all parties thereto, have not been modified or amended since the date of delivery, remain in full force and effect, and constitute all of the instruments establishing and governing the Borrower. The execution, delivery, and performance of this Credit Agreement and the Note and the consummation of the transactions contemplated thereby by the parties thereto will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA and will not otherwise constitute a violation of, or give rise to any liability under, any other provision of Title I of ERISA or Section 4975 of the Code; and

           (d) The Borrower has not incurred any indebtedness and, as of the Closing Date, will not have incurred any indebtedness other than indebtedness represented by the Note.

     4.12. ERISA and Code Compliance. The Borrower has complied with all
           -------------------------
provisions of ERISA and the Code applicable to it and with all other applicable laws and regulations. Neither the Borrower's borrowing under this Credit Agreement, the acquisition of Shares with the proceeds of the Loan, nor any other transaction contemplated by this Credit Agreement or the other Loan Documents is a non-exempt "prohibited transaction" under ERISA or the Code. The Borrower is not in breach of any of its obligations under, or in violation of any provision of ERISA or the Code with respect to, the ESOP Trust Agreement or the ESOP Plan.


                                   ARTICLE V
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any portion of the Note shall remain unpaid, the Borrower shall take the following actions unless the Lender shall otherwise consent in writing:

     5.1.  Payment of Indebtedness, Taxes, Etc.
           -----------------------------------

           (a) Pay and perform its material indebtedness, liabilities, and obligations to its creditors promptly and in accordance with normal terms;

           (b) Prepare and timely file all federal, state, and local tax returns required to be filed;

           (c) Pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto; and

           (d) Pay and discharge all lawful claims that, if unpaid, might become liens or charges upon any properties of the Borrower or any part thereof; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy, or claim during the period when the same is being contested in good faith and by proper proceedings, and adequate reserves for the accrual of any of the same are maintained, if required by generally accepted accounting principles.

     5.2.  Compliance with Laws.  Comply with the requirements of all applicable
           --------------------
laws, rules, regulations, ordinances, and orders of any governmental authority, noncompliance with which might adversely affect the Borrower's businesses or condition (financial or otherwise).

     5.3.  Keeping of Records and Books of Account.  Maintain full and accurate
           ---------------------------------------
records and books of account in accordance with generally accepted accounting principles and reflecting all financial transactions of the Borrower, and upon reasonable notice, at any reasonable time and from time to time, permit the Lender or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account (unless otherwise deemed confidential by a federal regulatory agency) of the Borrower.

     5.4.  ERISA Compliance, Etc.  At all times: (a) comply with respect to the
           ---------------------
ESOP Plan and the Borrower with all applicable provisions of ERISA and the Code;
(b) comply with all of the terms of the ESOP Trust Agreement and the ESOP Plan and take all actions necessary to continue the qualification of the ESOP Plan under Section 401(a) of the Code; and (c) maintain the tax-exempt status of the Borrower under Section 401(a) of the Code and cause the ESOP Plan to maintain its status as an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code.

     5.5.  Maintenance of Existence.  Maintain its existence as a trust and not
           ------------------------
terminate or permit the ESOP Trust Agreement or the ESOP Plan to be amended or modified except for changes that are required to be made in order for the Borrower to comply with ERISA or the Code and that do not in any way affect the ESOP Plan's status as an "employee stock ownership plan" within the meaning of Sections 401(a), 501(a), and 4975(e)(7) of the Code and Sections 54.4975-7 and 54.4975-11 of the Treasury Regulations.

     5.6.  Accounting.  Account separately on its books of account for all
           ----------
contributions made to it to meet the Borrower's Obligations under this Credit Agreement and the Note and earnings attributable to the investment of such contributions.

     5.7.  Application of Contributions.  Apply to payment of the Loan all
           ----------------------------
contributions received by the Borrower.

     5.8.  IRS Determination Letter. Apply to the Internal Revenue Service (with
           ------------------------
a contemporaneous copy provided to the Lender), by 180 days from the Closing Date for a determination letter from the Internal Revenue Service to the effect that the ESOP Plan meets the requirements for qualification under Sections 401(a) and 4975(e)(7) of the Code and the ESOP Trust Agreement meets the requirements for tax exemption under Section 501(a) of the Code (such letter shall not contain any conditions reasonably deemed unacceptable by the Lender and its counsel). The Borrower shall keep the Lender informed of the status of such application and comply with any conditions imposed by the Internal Revenue Service, including, without limitation, any changes in the ESOP Plan or ESOP Trust Agreement that may be required for the issuance of such determination letter, and within seven days of receipt thereof by the Borrower, provide the Lender with a copy of such determination or ruling letter.

     5.9.  Further Assurances.  Upon the reasonable request of the Lender, do,
           ------------------
execute, acknowledge, and deliver or cause to be done, executed, acknowledged, and delivered all such further instruments, acts, deeds, and assurances as may be required by the Lender for the purpose of carrying out the provisions and the intent of this Credit Agreement.

     5.10. Notice of Defaults. Furnish to the Lender, as soon as possible and in
           ------------------
any event within five days after knowledge of the occurrence of each Event of Default or each act, condition, or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the written statement of the ESOP Plan's Administration Committee setting forth details of such Event of Default or act, condition, or event and the action which the Borrower proposes to take with respect thereto.

     5.11. Notice of Certain Events. Furnish to the Lender, as soon as possible
           ------------------------
and in any event within 15 days after acquiring knowledge thereof, the written statement of the ESOP Plan Administrator setting forth details of any action, event, or condition of any nature of which the Borrower has knowledge which may reasonably be expected to have a material adverse effect upon the business, assets, or condition (financial or otherwise) of the Borrower and the action which the Borrower proposes to take with respect thereto.

     5.12. Notice of Legal Actions.  Furnish to the Lender, immediately after
           -----------------------
knowledge of the commencement thereof but in no event later than five days after the Borrower receives notice or knowledge thereof, notice in writing of all actions, suits, proceedings, or investigations before any court or before or by any Person which could have a material adverse effect on the properties, operations, or condition (financial or otherwise) of the Borrower.

     5.13. Tax Returns. Furnish to the Lender, promptly after filing with the
           -----------
Internal Revenue Service, copies of any Form 5500.

     5.14. ERISA and Code Matters. Furnish to the Lender, promptly upon receipt,
           ----------------------
copies of all reports, communications, filings, and other documents that are from time to time prepared with respect to the ESOP Plan and the Borrower in compliance with ERISA and the Code and all notices and communications from the Internal Revenue Service, the U.S. Department of Labor, and any other Person with respect to the ESOP Plan and the Borrower.

     5.15. Notice of ESOP Plan Matters.  Furnish to the Lender, promptly upon
           ---------------------------
receipt thereof, copies of any notice, filing, or other document: (a) received by the Borrower, the Trustee, or the Association from any participant in the ESOP Plan claiming any noncompliance with the ESOP Plan, the ESOP Trust Agreement, or ERISA if such claim is not resolved to the satisfaction of the participant by the conclusion of the ESOP plan's claims appeal process; (b) disseminated by the Borrower, the Trustee, or the Association to the participants generally in the ESOP Plan; or (c) filed with or communicated to any governmental authority (in addition to any annual report) and relating to the Borrower's, the Trustee's, or the Association's compliance or noncompliance with ERISA, the Code, and other laws applicable to the Borrower and the ESOP Plan.

     5.16. Prohibited Transactions. Furnish to the Lender, promptly upon
           -----------------------
becoming aware of the occurrence of any "prohibited transaction," as such term is defined in Section 4975 of the Code or in Section 406 of ERISA, in connection with the ESOP Plan and the trust created thereunder, a written notice specifying the nature thereof, what action the Borrower proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the U.S. Department of Labor with respect thereto.

     5.17. Other Information. As long as no Event of Default or any act,
           -----------------
condition, or event which, with the giving of notice, lapse of time, or both would constitute an Event of Default shall have occurred and be continuing, furnish to the Lender such other information respecting the business, properties, condition, or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request, as permitted by law.


                                  ARTICLE VI
                                  ----------

                              NEGATIVE COVENANTS
                              ------------------

     So long as any portion of the Note shall remain unpaid, the Borrower shall not take any of the following actions unless the Lender shall otherwise consent in writing:

     6.1.  Limitation on Indebtedness. Create, incur, assume, or permit to exist
           --------------------------
any indebtedness or liability of any kind, whether accrued, absolute, contingent, or otherwise, exceeding $10,000 in the aggregate.

     6.2.  Limitation on Liens and Encumbrances.  Create, assume, or permit to
           ------------------------------------
exist any mortgage, security interest, lien, or charge of any kind, including any restriction against mortgages, security interests, liens, or charges, upon any of the Pledged Collateral, whether now owned or hereafter acquired, except:
(a) liens in favor of the Lender; and (b) liens in favor of the Trustee which are not in violation of the terms of the ESOP Plan as in effect on the date hereof or of ERISA.

     6.3.  ERISA.  Engage in a nonexempt "prohibited transaction," as such term
           -----
is defined in Section 4975 of the Code or in Section 406 of ERISA.

     6.4.  Liquidation; Merger.  Liquidate, dissolve, or merge with or into or
           -------------------
consolidate with or into any person or engage in any other transaction with any other Person which materially increases the liability of the ESOP Plan or the Borrower or interferes with its ability to repay the Note.

     6.5.  Federal Reserve Board.  Take any action or permit any action that
           ---------------------
might cause this Credit Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Board of Governors of the Federal Reserve System including, but not limited to, Regulations G, U, and T.

                                  ARTICLE VII
                                  -----------

                               EVENTS OF DEFAULT
                               -----------------

     7.1. Event of Default. Any one or more of the following shall constitute an Event of Default hereunder:

           (a) The Borrower shall fail to pay in full the amount of any installment of principal of the Note, or shall fail to pay any interest on the Note, in each case as and when such payment or installment shall become due and payable whether at the stated maturity thereof or at any date fixed for payment by acceleration, by notice of prepayment, or otherwise;

           (b) Any representation or warranty made by the Borrower in any of the Loan Documents or in any certificate, agreement, instrument, report, or statement contemplated by or made or delivered pursuant to or in connection with any of the Loan Documents is incorrect or misleading in any material respect when made;

           (c) The Borrower shall fail to perform or observe any covenant or agreement set forth in Article VI of this Credit Agreement;

           (d) The Borrower shall fail to perform or observe any other term, covenant, or agreement contained in this Credit Agreement or any of the Loan Documents on its part to be performed or observed and any such failure remains unremedied for ten days after written notice thereof shall have been given to the Borrower by the Lender; provided, however, that in cases where the Borrower has knowledge of such failure, no notice from the Lender to the Borrower shall be required hereunder and it shall be an Event of Default if the Borrower shall fail to perform or observe such other term, covenant, or agreement and such failure goes unremedied for 15 days;

           (e) The Borrower shall fail to pay any material indebtedness (other than as evidenced by the Note) owed by it to the Lender or any other creditor, or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise; or any event of default or event, act, or condition which, with the giving of notice or lapse of time or both, would constitute an event of default shall occur under any agreement or instrument evidencing or securing or relating to any material indebtedness owing by the Borrower;

           (f) The Borrower shall default in any obligation under any material contract, instrument, or agreement to which it is a party (other than this Credit Agreement or the other Loan Documents) pursuant to which the obligation of the Borrower exceeds $50,000 and the default is not cured within the grace period provided thereunder;

           (g) Any of the Loan Documents at any time after execution and delivery and for any reason shall cease to be in full force and effect or shall be declared to be null and void, or the Borrower shall contest the payment of any amount due to the Lender hereunder, or the Borrower shall deny that it has any or further liability or obligation under any of the Loan Documents to which the Borrower is a party;

           (h) A final judgment or judgments for the payment of money aggregating $50,000 or more against the Borrower shall be rendered and remain outstanding (with no discharge or stay of execution) for a period of 30 days;

           (i) One or more levies or attachments aggregating $50,000 or more against the Borrower (except for the attachments of a participant's spouse in a marital dispute) shall be made and remain unstayed or unbonded for a period of 30 days;

           (j) A decree or order for relief shall be entered in respect of the Borrower under Title 11 of the U.S. Code, as amended, or any other applicable federal or state financial institution receivership, bankruptcy, insolvency, or other similar law, or a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official shall be appointed for the Borrower or for any substantial part of its properties, or the winding-up or liquidation of its affairs shall be ordered and any such decree, order, or appointment shall continue undismissed for a period of 30 days;

           (k) The Borrower shall commence a voluntary case under Title 11 of the U.S. Code, as amended, or any other applicable federal or state financial institution receivership, bankruptcy, insolvency, or other similar law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official, of the Borrower or of any substantial part of its properties, or shall make any assignment for the benefit of creditors, or the Borrower shall fail generally to pay its debts as such debts become due or take any action in furtherance of any of the following;

           (l) The Office of Thrift Supervision or any other governmental authority shall take any action under any applicable law to appoint a receiver or conservator of the Association; or

           (m) Any "prohibited transaction," as such term is defined in Section 4975 of the Code or in Section 406 of ERISA, shall have occurred in connection with the Borrower that could result in a tax or penalty against the Borrower exceeding $50,000.

     7.2.  Remedies on Default.  Whenever any Event of Default shall have
           -------------------
occurred and be continuing, the Lender may take any one or more of the following steps:

           (a) By notice to the Borrower, declare all amounts payable hereunder and pursuant to the Note to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived hereby by the Borrower, anything in the Note or herein to the contrary notwithstanding;

           (b) Take any action at law or in equity to collect the payment then due and thereafter to become due hereunder or under the Note or to enforce the performance and observance of any one or more of the obligations, agreements, and covenants of the Borrower under this Credit Agreement, the Note, and the other Loan Documents;

           (c) Exercise any and all rights and remedies conferred upon secured parties by the Uniform Commercial Code of the State of Illinois and other applicable laws, except as limited by the pledge Agreement;

           (d) Immediately and without prior notice or other act, set off, appropriate, and apply any or all moneys or rights to receive the same, and the proceeds thereof, now or hereafter held by the Lender in any deposit account maintained by the Borrower and any sum owed by the Lender in any capacity (other than a fiduciary capacity) to the Borrower's obligations to the Lender. The Lender shall give the Borrower notice of each exercise of its right to set off not later than ten days after such right is exercised; and

           (e) If an Event of Default specified in subsection, (j), (k) or (l) of Section 7.1 shall occur, the Note shall become immediately due and payable, both as to principal and interest, without any action by the Lender and without presentment, protest, or any other notice of any kind, all of such are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding

     7.3.  Further Rights of the Lender.  The Borrower shall do all things and
           ----------------------------
deliver all instruments reasonably requested by the Lender to protect or perfect any security interest or lien given hereunder or pursuant to the Pledge Agreement including, without limitation, financing statements under the Uniform Commercial Code of the State of Illinois. The Borrower hereby appoints such Person or Persons as the Lender may designate as its attorney-in-fact who may, upon the occurrence of any Event of Default, endorse the name of the Borrower on any checks, notes, drafts, or other forms of payment or security that may come into the possession of the Lender. The powers granted herein, being coupled with an interest, are irrevocable, and the Borrower approves and ratifies all acts of the attorney-in-fact. Neither the Lender nor the attorney-in-fact shall be liable for any act or omission, error in judgment, or mistake of law so long as the same is not malicious, willful, or grossly negligent. The Lender shall give the Borrower notice of each exercise of its rights under this Section 7.3 not later than ten days after such exercise.

     7.4.  Specific Performance.  If the Borrower commits or threatens to commit
           --------------------
a breach of this Credit Agreement, the Pledge Agreement, or any other Loan Document, the Lender shall have the right and remedy, without posting bond or other security, to have the provisions of this Credit Agreement, the Pledge Agreement, or such other Loan Document specifically enforced by any court having equity jurisdiction it being acknowledged and agreed that any such breach or threatened breach will cause irreparable harm to the Lender and that monetary damages will not provide an adequate remedy therefor.

     7.5.  Termination of Proceedings.  If the Lender shall have proceeded to
           --------------------------
enforce its rights under this Credit Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then the Borrower and the Lender shall be restored to their respective positions hereunder, and all rights, remedies, and powers of the Borrower and the Lender shall continue as though the proceeding, had not taken place, except as otherwise specifically set forth in such proceedings.

     7.6.  Limitation on Acceleration.  In the event the Lender or other holder
           --------------------------
of the Note is a disqualified person (within the meaning of Section 4975(e)(2) of the Code) or a "party in interest" (within the meaning of Section 3(14) of ERISA) with respect to the ESOP Plan, then notwithstanding any Event of Default, the Note may not be accelerated and the holder of the Note may only exercise all available remedies to collect overdue payments on the Note in accordance with the scheduled maturities stated therein.

                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

     8.1.  No Waiver; Cumulative Remedies.
           ------------------------------

           (a) No failure or delay on the part of the Lender or any other holder of the Note in exercising any right, power, or remedy hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder or under the Note.

           (b) Except as otherwise provided herein, no remedy herein conferred or reserved to the Lender is intended to be exclusive of any other available remedy, but each and every remedy shall be cumulative and in addition to every other remedy given under this Credit Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power occurring upon any Event of Default shall impair any such right o power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. The Lender may exercise any remedy reserved to it in this Credit Agreement or in any other Loan Document without giving notice of its intention to do so, unless such notice is expressly required by this Credit Agreement or another Loan Document.

     8.2.  Amendments, Etc. Neither any amendment, modification, termination, or
           ---------------
waiver of any provision of this Credit Agreement or of the Note nor any consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     8.3.  Address for Notices.  All notices, requests, demands, directions, and
           -------------------
other communications provided for hereunder and under the Note shall be in writing and mailed, certified mail, return receipt requested, or hand delivered to the applicable party at the address indicated below:

     If to Borrower:     Trustees under the Equality Savings and
                           Loan Association Employee Stock Ownership Plan
                         c/o Equality Savings and Loan Association
                         4131 South Grand Boulevard
                         St. Louis, Missouri 63118

     If to the Lender:   Equality Bancorp, Inc.
                         4131 South Grand Boulevard
                         St. Louis, Missouri 63118

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices, requests, demands, directions, and other communications shall, when mailed, be effective on the third day following the date of deposit in the mail postage prepaid, or upon receipt if hand delivered.

     8.4.  Costs, Expenses and Taxes.  The Borrower agrees to pay on demand all
           -------------------------
reasonable costs and expenses of the Lender in connection with enforcement of this Credit Agreement, the Note, and the other Loan Documents, including, without limitation, the fees and out-of-pocket expenses of legal counsel, independent public accountants, and other outside experts retained by the Lender in connection with the enforcement of this Credit Agreement, the Note, and the other Loan Documents and all costs and expenses, if any, in connection with perfecting, collecting, defending, declaring, and enforcing the Lender's security interest and rights under this Credit Agreement, the Note, the Pledge Agreement, and the other Loan Documents. The covenants and agreements of this
Section 8.4 shall survive the repayment of the Loan and the cancellation of the Note.

     8.5.  Execution in Counterpart. This Credit Agreement may be executed in
           ------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Credit Agreement taken together shall constitute but one and the same instrument.

     8.6.  Binding Effects Assignment.  This Credit Agreement shall become
           --------------------------
effective when it shall have been executed by the Borrower and the Lender and thereupon shall be binding upon the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

     8.7.  Governing Law. This Credit Agreement and the other Loan Documents are
           -------------
governed by, and construed in accordance with, the laws of the State of Illinois without regard to the choice of law provisions thereof, except to the extent that the laws of the State of Illinois are superseded by mandatory provisions of applicable federal law.

     8.8.  Severability of Provisions.  Any provision of this Credit Agreement,
           --------------------------
or of the Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     8.9.  Heading.  Article and Section headings in this Credit Agreement are
           -------
included herein for convenience of reference only and shall not constitute a part of this Credit Agreement for any other purpose.

     8.10. Integration Entire Agreement. This Credit Agreement, the Note, the
           ----------------------------
Pledge Agreement, and the other Loan Documents and other instruments and documents to be delivered hereunder and thereunder are intended by the parties hereto and thereto to be an integrated contract, which together contain the entire understanding of the parties with respect to the subject matter contained herein and therein. There are no restrictions, warranties, representations, covenants, or undertakings other than those expressly set forth herein and therein. This Credit Agreement, the Note, the Pledge Agreement, and the other Loan Documents and other instruments and documents to be delivered hereunder and thereunder supersede all prior agreements and understandings between the parties with respect to such subject matter.

     8.11. Survival of Agreements. All agreements, covenants, representations
           ----------------------
and warranties made herein shall survive the delivery of the Note and shall continue in full force and effect as long as the Note is outstanding and unpaid.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their duly authorized officers an of the day and year first above written.


EQUALITY BANCORP, INC.


By:___________________________      _____________________________
                                         Kenneth J. Hrdlicka

Title_________________________      _____________________________
                                         Stacey W. Braswell

                                    _____________________________
                                        Daniel C. Aubuchon


Attest:

______________________________

Title:________________________

                                                                       EXHIBIT A

                                     NOTE
                                     ----

     FOR VALUE RECEIVED, the undersigned, Equality Savings and Loan Association Employee Stock Ownership Plan Trust, under agreement dated as of ___________________, 1997 (the "Borrower"), promises to pay to the order of Equality Bancorp, Inc. (the "Lender"), at its offices located at 4131 South Grand Boulevard, St. Louis, Missouri 63118, or such other place as the holder hereof may from time to time designate in writing, in same day or other immediately available funds, the principal sum of ______________________ ($_______________) in ten (10) annual installments in the amount set forth below on __________________ of each year set forth opposite such amount commencing _________________, with the final installment of all remaining unpaid principal hereunder payable _________________:

     Principal Payment          Payment Date
     -----------------          ------------

     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________
     $_______                   ______________

The Borrower also promises to pay interest on the unpaid principal balance outstanding from time to time from the date hereof until the principal hereof is paid in full, annually on the _____ day of _________of each year commencing ______________ and at maturity, at a rate per annum (computed on the basis of a 365-day year and the actual number of days elapsed) at a rate of interest equal to _____%, which is the Prime Rate on _____________, 1997, except that any principal and, to the extent not prohibited by law, interest not paid when due shall bear interest at a rate of interest equal to the Prime Rate and shall be payable upon demand of the Lender. The "Prime Rate" shall mean the interest rate publicly announced by The Wall Street Journal, Midwest Edition from time to time as its Prime Rate for interest rate determinations, which is solely a reference rate and may be at, above, or below the rate or rates at which the Lender lends to other persons. All payments shall be applied first to accrued interest and then to principal or to principal installments in the reverse order of maturity.

     This Note is payable and secured in accordance with, is governed by and subject to, and is entitled to the benefit of, the Credit Agreement, dated as of the date hereof, between the Borrower and the Lender (the "Credit Agreement"). Upon any Event of Default as provided in the Credit Agreement, to the extent not prohibited by the Credit Agreement, the principal amount of this Note, together with accrued interest shall, or upon election of the Lender may, become due and payable. This Note may be prepaid in whole or in part at any time without premium or penalty.

     Nothing contained herein shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid hereunder exceeds the maximum rate permitted by such law, such rate shall automatically be reduced to the maximum rate permitted by such law.

     Presentment, demand, Protest, and notice of dishonor are hereby waived by the Borrower. The undersigned agrees to pay all reasonable costs incurred by Lender in enforcing its rights under this Note, including reasonable attorneys' fees. This Note shall be construed in accordance with and governed by the internal laws, and not the law of conflicts, of the State of Illinois.


EQUALITY BANCORP, INC.                  EQUALITY SAVINGS AND LOAN
                                    ASSOCIATION EMPLOYEE STOCK
                                    OWNERSHIP PLAN TRUST

By:______________________               ___________________________, TRUSTEE

                                    By:_____________________________________
Title____________________
                                    Title:__________________________________



Attest:

_____________________________

Title:__________________________

                                                                       EXHIBIT B

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

          This Pledge and Security Agreement (the "Pledge Agreement"), dated as of ______________, 1997 is by and between Equality Savings and Loan Association Employee Stock Ownership Plan Trust (the "Pledgor") and Equality Bancorp, Inc. (the "Secured Party").

          WHEREAS, Equality Savings and Loan Association, F.A. has established the Equality Savings and Loan Association Employee Stock Ownership Plan (the "ESOP Plan"), pursuant to which ESOP Plan the Pledgor was created; and

          WHEREAS, the Pledgor and the Secured Party are parties to a Credit Agreement, dated as of the date hereof (the "Credit Agreement"), pursuant to which the Secured Party has agreed to make a loan to the Pledgor in the principal amount of __________________ ($________) (the "Loan") for the purpose of enabling the Pledgor to purchase an aggregate amount of ____________ shares of the common stock, par value $0.01 per share, of the Secured Party (the "Pledged Shares") from the Secured Party in a subscription and community offering registered under the Securities Act of 1933, as amended; and

          WHEREAS, the Pledgor has agreed to execute and deliver this Pledge Agreement in order to provide the Secured Party with assurance of the repayment of the Loan;

          WHEREAS, the Trustee of the Pledgor has been directed to execute this Pledge Agreement by the Plan Administrator of the plan.

          NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees for the benefit of the Secured Party as follows:

     1.   Pledge.  To secure the Secured Obligations (as defined in Section 2 of
          ------
this Pledge Agreement), the Pledgor hereby pledges and assigns to the Secured Party and grants to the Secured Party a first priority security interest in and to: (i) the Pledged Shares, being all shares of Equality Bancorp, Inc. common stock acquired by Pledgor with the proceeds of the Loan; (ii) all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time declared or distributed in respect of, in exchange for, or attached to or issued with respect to, any or all of the Pledged Shares;
(iii) all contributions (other than contributions of employer securities) now or hereafter made to the Pledgor to meet its obligations under the Loan; and (iv) all earnings attributable to the Pledged Shares and to the investment of contributions. All such items of collateral are hereinafter collectively referred to as the "Pledged Collateral".

     2.   Secured Obligations.  This Pledge Agreement secures, and the Pledged
          -------------------
Collateral is collateral security for, the prompt payment in full when due, whether by acceleration or otherwise: of (i) the principal of and interest on the Note (as defined in the Credit Agreement); and (ii) all obligations and liabilities of the Pledgor to the Secured Party under the Credit Agreement and this Pledge Agreement. All such obligations are hereinafter collectively referred to as the "Secured Obligations."

     3.   Delivery of Pledged Collateral.  All stock certificates representing
          ------------------------------
or evidencing the Pledged Collateral as of the date hereof, as more particularly described in Schedule I annexed hereto, are being delivered to the Secured Party by the Pledgor pursuant to this Pledge Agreement simultaneously with the execution and delivery of this Pledge Agreement, accompanied by appropriate undated stock powers duly executed by the Pledgor, with signatures guaranteed. The Pledgor shall take all actions reasonably requested by the Secured Party in order to perfect a security interest in the Pledged Collateral, including the execution and delivery of any financing statements pursuant to the Uniform Commercial Code in effect in the State of Illinois at that time (the "UCC"), and will pay on demand the cost of filing the same in all public offices wherever filing is or is deemed by the Secured Party to be necessary or desirable. At any time and from time to time after the date hereof the Pledgor shall execute and deliver to the Secured Party at the request of the Secured Party one or more additional financing statements and continuation statements pursuant to the UCC in a form sufficient to perfect or continue a security interest in the Pledged Collateral and will pay on demand the cost of filing the same in all public offices wherever filing is or is deemed by the Secured Party to be necessary or desirable. The Secured Party may prepare and file such financing statements and continuation statements executed only by the Secured Party covering the Pledged Collateral and in any jurisdiction where the execution by the Pledgor is required may execute such statements on behalf of the Pledgor pursuant to Section 18 of this Pledge Agreement.

     4.   Representations and Warranties of the Pledgor.  The Pledgor hereby
          ---------------------------------------------
represents and warrants to the Secured Party as follows:

          (a) The Pledgor is the legal owner of the Pledged Collateral delivered hereunder, free and clear of any lien or security interest except for the lien and security interest created by this Pledge Agreement.

          (b) The Pledgor has full power, authority, and legal right to pledge and grant a security interest in all the Pledged Collateral to the Secured Party pursuant to this Pledge Agreement.

          (c) This Pledge Agreement has been duly and validly executed and delivered by the Pledgor and constitutes the legal and valid obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          (d) No notice by the Pledgor to any governmental authority or regulating body or filing by the Pledgor with any governmental authority or regulatory body (other than the filing of the financing statements described in Section 3 of this Pledge Agreement or notices previously given) is required, nor, with the exception of actions previously obtained, is the Pledgor required to obtain any consent, authorization, approval, or other action by any governmental authority or regulatory body, for (i) the execution, delivery, or performance of this Pledge Agreement by the Pledgor, (ii) the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement, or (iii) the exercise by the Secured Party of the rights provided for in this Pledge Agreement.

          (e) The pledge and delivery of the Pledged Collateral pursuant to this Pledge Agreement and the filing of the financing statements described in
     Section 3 of this Pledge Agreement create a valid and perfected first priority security interest in the Pledged Collateral in favor of the Secured Party securing the payment of the Secured Obligations.

     5.   Further Assurances.  The Pledgor agrees that at any time and from time
          ------------------
to time it will promptly execute and deliver all such further instruments and documents and take all such further actions, as may be necessary or as the Secured Party may reasonably request, in order to further perfect and protect the security interest in the Pledged Collateral in favor of the Secured Party granted or purported to be granted pursuant to this Pledge Agreement and to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral.

     6.   Payments.  The Secured Party shall have the sole right to receive and
          --------
hold as Pledged Collateral any and all dividends paid on or with respect to the Pledged Collateral so long as any Portion of the Loan remains outstanding and unpaid. All such dividends paid on or with respect to the Pledged Collateral that are received by the Pledgor contrary to the provisions of this Section 6 shall be received by the Pledgor in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be immediately paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements). In order to permit the Secured Party to receive such dividends paid on or with respect to the Pledged Collateral which it is authorized to receive and retain pursuant to this Section 6, the Pledgor shall, if necessary, upon written request of the Secured Party, from time to time execute and deliver (or cause to be executed and delivered) to the Secured Party all such payment orders and other instruments as the Secured Party may reasonably request.

     7.   Voting Rights.  As long as no Event of Default (as defined in the
          -------------
Credit Agreement) or any act, condition, or event which, with the giving of notice, lapse of time, or both would constitute an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement, in the manner described in the ESOP Plan and the related trust agreement entered into on September 23, 1993, creating the Pledgor. The Pledgor grants to the Secured Party an irrevocable proxy to vote the Pledged Collateral, which proxy shall be effective immediately upon the occurrence of an Event of Default and shall be deemed coupled with an interest. After the occurrence and during the continuance of an Event of Default, the Pledgor agrees to deliver to the Secured Party such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Collateral as the Secured Party may request.

     8.   Transfer and Other Liens. The Pledgor agrees that it will not (a) sell
          ------------------------
or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (b) create or permit to exist any lien, security interest, charge, or other encumbrance upon or with respect to any of the Pledged Collateral, except for the lien and security interest granted under this Pledge Agreement. Any such option, warrant, lien, security interest, charge, or other encumbrance shall be null and void and of no force or effect whatsoever.

     9.   Reasonable Care.  The Secured Party shall be deemed to have exercised
          ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property consisting of negotiable securities. Without limiting the generality of the foregoing, the Secured Party shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, rights to subscribe, payment of dividends, reorganizations, exchanges, maturities, tenders, voting rights, or other matters, whether similar or dissimilar to the foregoing, relative to any Pledged Collateral, whether or not the Secured Party has, or is deemed to have, knowledge of such matters, or taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights of the Pledgor or anyone else against any person with respect to any Pledged Collateral. The Secured Party shall further be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral in its possession if it takes such action for that purpose as the Pledgor shall request in writing, but failure by the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by the

Secured Party, to do any act with respect to the preservation of such Pledged Collateral not so requested by the Pledgor shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Pledged Collateral.

     10.  Remedies Upon Default.  If any Event of Default (as defined in the
          ---------------------
Credit Agreement) shall occur and be continuing:

          (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under any other agreement or instrument, all the rights and remedies of a secured party under the UCC after the default of a debtor, and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board, or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral; provided, however, that the Secured Party's right to exercise such rights and remedies shall be subject to
     Section 7.6 of the Credit Agreement. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least seven days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and agrees to the fullest extent allowed by applicable law not to assert any rights or privileges it may acquire under the UCC and any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof, or to take other action such that registration of such securities under the Securities Act is not required. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public offering pursuant to a registration statement under the Securities Act, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit registration for a form of public sale requiring registration under the Securities Act or under applicable state securities laws.

     11.  Application of Proceeds.  After and during the continuance of an Event
          -----------------------
of Default, any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its rights and remedies as a secured creditor shall be applied by the Secured Party as follows:

          First, to the payment of all reasonable expenses (including, but not
          -----
     limited to, reasonable attorneys' fees) incurred by the Secured Party in enforcing its rights under this Pledge Agreement and collecting, preparing for sale, and selling the Pledged Collateral (including, but not limited to, reasonable attorneys' fees and other expenses incurred in connection with obtaining a "no action" letter from the staff of the Securities and Exchange Commission in connection with any such sale of the Pledged Collateral);

          Second, to the payment of all other Secured Obligations other than
          ------
     principal and interest with respect to the Note;

          Third, to the payment of interest with respect to the Note;
          -----

          Fourth, to the payment of principal with respect to the Note; and
          ------

          Fifth, after the payment in full of the Secured Obligations, to the
          -----
     Pledgor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     12.  No Waiver.  No failure on the part of the Secured Party to exercise,
          ---------
no course of dealing with respect to, and no delay in exercising any right, power, or remedy hereunder shall operate as a waiver theretofore nor shall any single or partial exercise by the Secured Party of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any other remedies provided by law.

     13.  Amendments.  No amendment or waiver of any provision of this Pledge
          ----------
Agreement or consent to departure therefrom shall be effective unless agreed to in writing by the Pledgor and the Secured Party in the case of an amendment or by the Secured Party in the case of a waiver or consent to departure therefrom.

     14.  Termination of Security Interest and Release.  When all Secured
          --------------------------------------------
Obligations have been indefeasibly paid in full, this Pledge Agreement shall terminate and the Secured Party shall forthwith assign, transfer, and deliver to or on the order of the Pledgor, against receipt and without recourse to or warranty by the Secured Party, such of the Pledged Collateral as shall not have been released, sold, or otherwise applied pursuant to the terms hereof. For each Plan Year, as defined in Section 1.20 of the ESOP Plan, during the term of this Pledge Agreement, there shall be released from the security interest of the Secured Party arising under this Pledge Agreement a portion of the number of shares of Pledged Shares held by the Secured Party hereunder determined as follows: the number of shares of Pledged Shares to be released shall be equal to the number of unreleased shares of Pledged Shares held immediately before release for such Plan Year multiplied by a fraction, the numerator of which is the principal and interest on the Note paid for such Plan Year and the denominator of which is the sum of the numerator plus principal and interest on the Note to be paid for all future years. Immediately following the end of each such Plan Year, the Secured Party shall cause stock certificates evidencing the released shares of Pledged

Shares with respect to such Plan Year to be released from the security interest of the Secured Party arising under this Pledge Agreement and delivered to the Pledgor or its designee. For the purposes of this section 14, all securities held by the Secured Party as Pledged Collateral that were delivered to the Secured Party on account of the Pledged Shares being released shall also be released to the Pledgor or its designee.

     15.  Addresses for Notices.  All notices, requests, demands, or other
          ---------------------
communications to or from the Secured Party or the Pledgor shall be in writing and shall be deemed to have been duly given and made on the third day following deposit in the mail if sent postage prepaid by certified mail, return receipt requested, or when received if delivered by hand. Any such notice, request, demand, or communication shall be addressed or delivered as follows:


     If to the Pledgor:       Trustees under the Equality Savings and
                                Loan Association Employee Stock Ownership Plan
                              c/o Equality Savings and Loan Association
                              4131 South Grand Boulevard
                              St. Louis, Missouri 63118

     If to the Secured Party: Equality Bancorp, Inc.
                              4131 South Grand Boulevard
                              St. Louis, Missouri 63118

or at such other address as the Secured Party or the Pledgor shall designate by written notice to the other party hereto.

     16.  Continuing Security Interest: Releases: Transfer of Note.  This Pledge
          --------------------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until indefeasible payment in full of all Secured Obligations, shall be binding upon the Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its successors, transferees, and assigns.

     17.  Governing Law; Terms.  This Pledge Agreement shall be governed by and
          --------------------
construed in accordance with the laws of the State of Illinois not including principles of conflict or laws, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest granted to the Secured Party hereunder or the enforcement of any remedies granted to the Secured Party hereunder in respect of any particular Pledged Collateral are mandatorily governed by the laws of a jurisdiction other than the State of Illinois. Unless otherwise defined herein or in the Credit Agreement, terms defined in Articles 8 and 9 of the UCC are used herein as therein defined.

     18.  Attorney-in-Fact.  The Pledgor hereby appoints the Secured Party, and
          ----------------
any officer or agent of Secured Party, as the Pledgor's attorney-in-fact, with full power of substitution and full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from and after the occurrence and during the continuance of an Event of Default or any act, condition, or event which, with the giving of notice, lapse of time, or both would constitute an Event of Default, for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes hereof. The foregoing power of attorney is coupled with an interest and shall be irrevocable prior to indefeasible payment in full of the Secured Obligations.

     19.  Rights of Secured Party.  The Secured Party may at any time, before or
          -----------------------
after maturity of any of the Secured Obligations and without notice or demand of any kind: (a) transfer any of the Pledged Collateral into its name or that of its nominee with or without disclosing that such Pledged Collateral is subject to a security interest under this Pledge Agreement; (b) notify obligors on or issuers of any Pledged Collateral to make payment or delivery to the Secured Party of any amounts, securities or rights due or distributable thereon or notices given in connection therewith; (c) in Pledgor's name or otherwise, enforce collection of any Pledged Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation provided by the Pledged Collateral; (d) receive proceeds of the Pledged Collateral and exercise all rights as a holder of the Pledged Collateral, subject to the terms of this Pledge Agreement; (e) hold any increase or profits (including money) received from the Pledged Collateral as additional security for the Secured Obligations; and (f) sign or endorse Pledgor's name on the Pledged Collateral.

     20.  Acts Not Affecting Obligations.  None of the following shall affect
          ------------------------------
the liabilities of the Pledgor under this Pledge Agreement, or the Secured Obligations, or the rights of the Secured Party with respect to the Pledged
Collateral: (a) acceptance or retention by the Secured Party of other property or interests as security for the Secured Obligations, or for the liability of any person other than the Pledgor with respect to the Secured Obligations; (b) the release of all or any of the Pledged Collateral or other security for any of the Secured Obligations; (c) any release, extension, renewal, modification, or compromise of any of the Secured Obligations or the liability of any obligor thereon; or (d) failure by the Secured Party to resort to other security or any person liable for any of the Secured Obligations before resorting to the Pledged Collateral.

     21.  Successors and Assigns.  This Pledge Agreement shall be binding upon
          ----------------------
Pledgor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns.

     22.  Interpretation; Partial Invalidity.  Whenever possible, each provision
          ----------------------------------
of this Pledge Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     23.  Headings.  The Section headings used in this Pledge Agreement are for
          --------
convenience of reference only and shall not define or limit the provisions of this Pledge Agreement.

     24.  Counterparts.  This Pledge Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Pledge Agreement taken together shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Pledge Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Attest:

________________________________

Title:______________________________

                                  SCHEDULE I
                                  ----------

                       DESCRIPTION OF PLEDGED COLLATERAL
                       ---------------------------------


          ___________ shares of common stock of Equality Bancorp, Inc.